UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 8, 2025

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Business Combination

As previously disclosed in a Current Report on Form 8-K filed on December 18, 2023 (the “Super 8-K”), ECD Automotive Design, Inc. (the “Company”), completed the business combination (the “Business Combination”) contemplated by the merger agreement, dated as of March 3, 2023 (the “Merger Agreement”) by and among the Company, formerly known as EF Hutton Acquisition Corporation I, Humble Imports Inc., d/b/a ECD Auto Design, a Florida corporation (“Humble”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK”), EFHAC Merger Sub, Inc., a Florida corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, and Scott Wallace, as the Securitiyholder Representative. The Merger Agreement was previously reported on the Current Report on Form 8-K filed by EFHT with the SEC on March 6, 2023.

Pursuant to the Merger Agreement, on December 12, 2023, the Company issued 25,100,000 shares of common stock (“Company Common Stock”), 39,000 shares of the Company’s Series A Convertible Preferred Stock (the “Company Preferred Stock”), a warrant to purchase 1,091,535 shares of Company Common Stock, a warrant to purchase 15,819 shares of Company Preferred Stock and a cash payment of $2,000,000 pro rata to the former security holders of Humble.

Closing of December 12, 2023 Senior Secured Convertible Note

Immediately prior to the closing of the Business Combination on December 12, 2023, the Company closed a debt financing transaction contemplated by the Securities Purchase Agreement, dated October 6, 2023 (the “December SPA”), by and between the Company and an institutional investor (the “Lender”). The December SPA was previously reported on the Current Report on Form 8-K filed by EFHT with the SEC on October 11, 2023 and the December SPA is attached to such Current Report as Exhibit 10.1. Pursuant the December SPA, on December 12, 2023, the Company executed and delivered to the Lender a senior secured convertible note (the “December Note”) in exchange for a loan in the principal amount of $15,819,209. A copy of the December Note is attached to the Super 8-K as Exhibit 10.7. Based on the terms of the December Note, the Company will receive proceeds under the December Note in an amount of $13,700,000, before payment of expenses.

In connection with the Merger Agreement, the Lender as a shareholder of the Humble received 39,000 shares of Company Preferred Stock

In connection with the execution of the December Note, the Company, Humble and ECD UK executed and delivered to the Lender a security agreement, providing the Lender a security interest in all of the Company’s current assets and to be acquired assets (the “Security Agreement”), a copy of which is attached the Super 8-K as Exhibit 10.8. Humble and ECD UK also executed an Intellectual Property Security Agreement, a copy of which is attached to the Super 8-K as Exhibit 10.9, providing the Lender a security interest in all of the intellectual property owned by Humble and ECD UK. The Company also executed and delivered to the Lender a registration rights agreement to provide the Lender with certain registration rights in connection with the shares of Company Common Stock into which the Note is convertible (the “Existing Registration Rights Agreement”), a copy of which is attached to the Super 8-K as Exhibit 10.10. Humble and ECD UK each executed a guaranty (the “Guaranty”), a copy of which is attached Super 8-K as Exhibit 10.11, in favor of the Lender, to guarantee the obligations under the December Note and the Security Agreement. Finally, all insider stockholders of the Company Common Stock of the Company executed lock-up agreements (the “Lock-Up Agreements”), the form of which is attached Super 8-K as Exhibit 10.12, restricting their ability to sell the Company Common Stock until six (6) months after the registration statement registering the shares of Company Common Stock underlying the December Note is declared effective.

The August 9, 2024 Securities Purchase Agreement

On August 9, 2024, the Company entered into a securities purchase agreement (the “August SPA”) with Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the December Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “August Note”), in exchange for a loan in the principal amount of $1,154,681.

The August SPA provided further that the Security Agreement, the Existing Registration Rights Agreement, and the Guaranty were amended so that such Agreements cover and are applicable to the August Note, as well as the December Note.

The foregoing summary of the August SPA and the August Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with the Current Report on Form 8-K filed on August 12, 2024, as Exhibit 10.1 (the August SPA) and Exhibit 10.2 (the August Note), and are incorporated herein by reference.

The August SPA also provided that in connection with the August Note, the Company also issued to the Lender at no additional cost 300,000 shares of the Company’s common stock (the “Commitment Shares”) and a warrant to purchase 79,673 shares of the Company’s common stock at an exercise price of $11.50 per share (the “Common Share Warrant”). The foregoing summary of the Common Share Warrant does not purport to be complete and is qualified in its entirety by reference to the actual agreement a form of which is attached to the Current Report on Form 8-K filed on August 12, 2024, as Exhibit 10.3.

August Note – Events of Default

Since the execution and delivery of the August Note, the following events of default under the August Note have occurred based on the following: (i) the Company’s failure to file its resale registration statement on Form S-1 with the SEC within forty five (45) days of August 9,2024, (i) the Company’s failure to have its resale registration statement on Form S-1 declared effective by the SEC within ninety (90) days of August 9, 2024, ( (ii) the financial statements of the Company for the year ended December 31, 2023 and 2022 and the quarterly periods ended March 31, 2024 and June 30, 2024 are required to be restated, (iii) the Company did not file its Quarterly Report on Form 10-Q for quarterly period ended September 30, 2024 (the “Form 10-Q”) within two (2) trading days of the filing due date for the Form 10-Q and (iv) the Company failed to satisfy the Minimum Adjusted EBITDA Test for the quarter ended June 30, 2024, as required by the August Note.

Second Preferred Stock – Events of Default

Following the execution of the August SPA, the Company had triggered an event of default under the Company’s Preferred Stock held by the Lender. Specifically, the following events of default have occurred under the Company Preferred Stock based on the following: (i) the financial statements of the Company for the year ended December 31, 2023 and 2022 and the quarterly periods ended March 31, 2024 and June 30, 2024 are required to be restated, (ii) the Company did not file its Quarterly Report on Form 10-Q for quarterly period ended September 30, 2024 (the “Form 10-Q”) within two (2) trading days of the filing due date for the Form 10-Q and (iii) the Company failed to satisfy the Minimum Adjusted EBITDA Test for the quarter ended June 30, 2024, as required by the Company’s Preferred Stock.

The January 8, 2025 Securities Purchase Agreement

On January 8, 2025, the Company entered into a securities purchase agreement (the “January 2025 SPA”) with the Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the August Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “January 2025 Note”), in exchange for a loan in the principal amount of $1,724,100.

The January 13, 2025 Senior Secured Convertible Note

Maturity Date. Unless converted or redeemed, the January 2025 Note shall mature on December 12, 2026, subject to the holder’s right to extend such date in certain circumstances.

Interest Rate. The January 2025 Note shall accrue interest at an annual rate equal to the Prime Interest rate plus 5% per annum which is payable monthly in cash or, upon the Company’s option, in securities of the Company provided certain conditions are met at the increased interest rate of the Prime Interest rate plus 8% per annum.

Late Charges. The Company is required to pay a late charge of 18% per annum (“Late Charges”) on any amount of principal or other amounts that are not paid when due.

Conversion Rights.

Conversion at Option of Holder. At any time after issuance, all amounts due under the January 2025 Note are convertible at any time, in whole or in part, at the holder’s option, into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at the option of the Lender at a conversion price of $10.00 per share (the “Conversion Price”), subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Upon the Lender’s conversion of the January 2025 Note, the conversion amount shall be equal to the principal amount to be converted under the Note at a 15% premium plus any accrued and unpaid interest, and accrued and unpaid Late Charges on such principal and interest, if any (the “Conversion Rate”).

Alternate Optional Conversion. From and after the occurrence of an event of default, each holder may alternatively elect to convert the January 2025 Note into shares of our Common Stock at the “Alternate Conversion Price”, which is equal to the lowest of:

●	The Conversion Price then in effect; and

●	85% of the lowest volume weighted average price of our Common Stock during the 5 consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder.

Other Adjustments. The Conversion Price is subject to a one-time downward adjustment on the effective date of the registration statement providing for the resale of the Common Stock issuable upon conversion of the January 2025 Note to a conversion price equal to the prior 5-day volume weighted average price, subject to a floor of $2.00. The conversion price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the January 2025 Note.

Redemption Rights.

Company Optional Redemption. At any time, we may redeem in cash all, or any portion, of the January 2025 Note at a 20% redemption premium to the greater of (a) on the amount then outstanding under the January 2025 Note to be redeemed, and (b) the equity value of our Common Stock underlying the January 2025 Note. The equity value of our common stock underlying the Note is calculated using the greatest closing sale price of our Common Stock during the period immediately preceding the date of such redemption and ending on the date we make the required payment.

Change of Control Redemption. Upon a change of control of the Company, each holder of January 2025 Note may require us to redeem in cash all, or any portion, of its January 2025 Note at a 25% redemption premium on the greater of (a) the face value of the January 2025 Note, (b) the equity value of our Common Stock underlying the January 2025 Note, and (c) the equity value of the change of control consideration payable to the holder of our common stock underlying such January 2025 Note.

The equity value of our common stock underlying the January 2025 Note is calculated using the greatest closing sale price of our Common Stock during the period immediately preceding the consummation or the public announcement of the change of control and ending on the date the holder gives notice of such redemption.

The equity value of the change of control consideration payable to the holder of our Common Stock underlying the January 2025 Note is calculated using the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of our Common Stock to be paid to the holders of our Common Stock upon the change of control.

Subsequent Placement Optional Redemption. The holders of the January 2025 Note may require us to redeem the January 2025 Note, in whole or in part, upon the occurrence of certain offerings of equity or equity-linked securities. In such an event, we would be required to redeem the January 2025 Note using 20% of the gross proceeds of such an offering.

Asset Sale Redemption. Upon the occurrence of certain asset sales, each holder of the January 2025 Note may require us to redeem, with the net cash proceeds therefrom, all or any portion of the pro rata portion of the gross proceeds from such asset sale payable to such holder.

Bankruptcy Event of Default Redemption. Upon any bankruptcy event of default, we shall immediately redeem in cash all amounts due under the August Note at a 25% premium unless the holder waives such right to receive such payment.

Limitations on Conversion. A holder shall not have the right to convert any portion of the January 2025 Note to the extent that, after giving effect to such conversion, the holder (together with certain related parties) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of shares of our common stock outstanding immediately after giving effect to such conversion. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the holder, except that any increase will only be effective upon 61 days’ prior written notice to us.

The January 2025 SPA provides further that the Security Agreement and the Guaranty are amended so that such Agreements cover and are applicable to the January 2025 Note, as well as the August Note and December Note.

The foregoing summary of the January 2025 SPA and the January 2025 Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with this Current Report on Form 8-K as Exhibit 10.1 (the January 2025 SPA) and Exhibit 10.2 (the January 2025 Note), and are incorporated herein by reference.

The January 2025 SPA also provides that in connection with the January 2025 Note, the Company will also issue to the Lender at no additional cost 500,000 shares of the Company’s common stock (the “Commitment Shares”) and a warrant, dated January 13, 2025, to purchase 398,364 shares of the Company’s common stock at an exercise price of $11.50 per share (the “Common Share Warrant”). A copy of the form of Common Share Warrant is attached to this Current Report on Form 8-K as Exhibit 10.3.

Common Share Warrant

Exercise Price. The Common Share Warrants will initially be exercisable for cash at an exercise price equal to $11.50 per share of Common Stock. The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of the Warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment.

Exercise Period. The Warrants shall be exercisable beginning on the issuance and expiring on the seventh anniversary of the issuance date. The Warrants require “buy-in” payments to be made by us for failure to deliver any shares of Common Stock issuable upon exercise.

Cashless Exercise. If at the time of exercise of the Warrants, there is no effective registration statement registering the shares of our Common Stock underlying the Warrants, such warrants may be exercised on a cashless basis pursuant to their terms.

Purchase Rights; Participation Rights. If we issue options, convertible securities, warrants, shares, or similar securities to holders of our shares of our Common Stock, each Warrant holder has the right to acquire the same as if the holder had exercised its Warrant. The holders of the Warrants are entitled to receive any dividends paid or distributions made to the holders of our shares of our Common Stock on an “as if converted” basis.

Fundamental Transactions. The Warrants prohibit us from entering into specified fundamental transactions unless the successor entity assumes all of our obligations under the Warrants under a written agreement before the transaction is completed. Upon specified corporate events, a Warrant holder will thereafter have the right to receive upon an exercise such shares, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of the applicable corporate event had the Warrant been exercised immediately prior to the applicable corporate event. When there is a transaction involving specified changes of control, a Warrant holder will have the right to force us to repurchase the holder’s Warrant for a purchase price in cash equal to the Black Scholes value, as calculated under the Warrants, of the then unexercised portion of the Warrant.

The foregoing summary of the Common Share Warrant does not purport to be complete and is qualified in its entirety by reference to the actual agreement a form of which is filed with this Current Report on Form 8-K as Exhibit 10.3, and is incorporated herein by reference.

Registration Rights Agreement

In connection with the January 2025 SPA, on January 13, 2025, the Company and the Lender entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Lender has been granted certain customary registration rights with respect to (i) the Commitment Shares and (ii) the shares of Common Stock underlying (x) the January 2025 Note and (y) the Common Share Warrant (collectively, the “Registrable Securities”). Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the SEC to register the Registrable Securities within 45 days after the closing of the transaction and to have such registration statement effective within 90 days of such closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of ECD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ECD. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ECD do not presently know, or that ECD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ECD’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of ECD described in the ECD’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on May 3, 2024, including those under “Risk Factors” therein. ECD anticipates that subsequent events and developments will cause its assessments to change. However, while ECD may elect to update these forward-looking statements at some point in the future, ECD specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing ECD’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
10.1*	Form of Securities Purchase Agreement, dated as of January 8, 2025
10.2*	Form of Senior Secured Convertible Note, dated as of January 13, 2025
10.3*	Form of Common Share Warrant, dated as of January 13, 2025
10.4*	Form of Registration Rights Agreement, dated January 13, 2025
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2025

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Benjamin Piggott
	Name:	Benjamin Piggott
	Title:	Chief Financial Officer